UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

FOSSIL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41040	75-2018505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 S. Central Expressway
Richardson, Texas 75080
(Address of Principal Executive Offices, including Zip Code)

(972) 234-2525
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC
7.00% Senior Notes due 2026	FOSLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On August 13, 2025, Fossil Group, Inc. (the “Company”) entered into a securities exchange agreement (the “Exchange Agreement”) with certain institutional stockholders (the “Exchanging Stockholders”), pursuant to which the Company agreed to exchange an aggregate of 2,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Surrendered Shares”), owned by the Exchanging Stockholders for pre-funded warrants (the “Exchange Warrants”) to purchase an aggregate of 2,500,000 shares of common stock (subject to adjustment in the event of stock splits, recapitalizations and other similar events affecting common stock), with an exercise price of $0.01 per share. The Exchange Warrants will not expire prior to exercise. The Company also agreed to pay the Exchanging Stockholders an amount  of $0.01 per share for the Surrendered Shares. The Exchange Warrants are exercisable at any time except that the Exchange Warrants cannot be exercised by the Exchanging Stockholders if, after giving effect thereto, the Exchanging Stockholders would beneficially own more than 9.99% of the Company’s common stock, subject to certain exceptions. The holders of the Exchange Warrants will not have the right to vote on any matter except to the extent required by Delaware law. The Exchange Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration contained in Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act. The Exchange Warrants contain a provision that restrict the exercisability of the Exchange Warrants above 19.99% without obtaining stockholder approval as required by Nasdaq Listing Rules 5635(b) and 5635(d). The Company also agreed to file a registration statement after certain periods following the closing of the transaction contemplated by the Exchange Agreement covering the resale of the shares issuable upon the exercise of the Exchange Warrants. The descriptions of the Exchange Agreement and the Exchange Warrants are not complete and are qualified in their entirety by reference to the Exchange Agreement and the form of Exchange Warrants, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants made by the Company in the Exchange Agreement and the Exchange Warrants were made solely for the benefit of the parties to the Exchange Agreement and the Exchange Warrants, as applicable, including, in some cases, for the purpose of allocating risk among the parties thereto, and are not and should not be deemed to be a representation, warranty or covenant to investors and may not be relied on by investors.

Item 3.02	Unregistered Sales of Equity Securities.

The information as set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference under this Item 3.02.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description
4.1	Form of Warrant
10.1	Exchange Agreement, dated as of August 13, 2025, by and among Fossil Group, Inc. and the stockholders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Safe Harbor

This Current Report on Form 8-K is not an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on our beliefs and assumptions and on information currently available to us. These statements include, but are not limited to, statements regarding the success and completion of the transactions contemplated by the Exchange Agreement. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the Exchange Agreement and Exchange Warrants and the transactions contemplated thereby. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the transactions contemplated by the Exchange Agreement and the Exchange Warrants; and regional, national or global political, economic, business, competitive, market and regulatory conditions and uncertainties, among various other risks. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K, as amended, for the fiscal year ended December 28, 2024 and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this report. Any forward-looking statement made by us in this report speaks only as of the date on which we make it. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSSIL GROUP INC.

	By:	/s/ Randy S. Hyne
Name: Randy S. Hyne
Title: Chief Legal Officer and Secretary

Date: August 13, 2025